UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 6, 2018

Date of Report (date of earliest event reported)

AirXpanders, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-55781	20-2555438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1047 Elwell Court Palo Alto, CA, 94303

(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 390-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition

On a preliminary unaudited basis, AirXpanders, Inc. (the “Company”) estimates that its worldwide net revenues for the first quarter of 2018 were basically flat compared to the fourth quarter of 2017, with U.S. net revenues up marginally, and its cash, cash equivalents and short-term investments balances as of March 31, 2018 were approximately $13.6 million which the Company believes is sufficient to fund its operations through 2018. The estimate is a preliminary estimate based on currently available information and does not present all necessary information for a complete understanding of the Company’s financial condition as of March 31, 2018, or its results of operations for the three months ended March 31, 2018.

The information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 6, 2018, Scott Dodson provided notice of his resignation from all of his positions with the Company, including as the President and Chief Executive Office, and as a member of the Board of Directors, of AirXpanders, effective immediately.

On April 6, 2018, the Board of Directors of the Company (the “Board”) appointed Scott Murcray the Chief Financial Officer and Chief Operating Officer of the Company, as interim President and Chief Executive Officer, effective April 6, 2018, or the Effective Date. As of the Effective Date, Mr. Murcray will assume the duties of the Company’s principal executive officer on an interim basis.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2018	AIRXPANDERS, INC.

/S/ Scott Murcray
Scott Murcray Interim President and Chief Executive Office, Chief Financial Officer and Chief Operating Officer
Duly Authorized Officer